UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment #1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

GROOVY COMPANY, INC. (Exact name of registrant as specified in its charter)

WYOMING	000-54938	27-0518586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Daniel Road

Fairfield, NJ 07004

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (973) 227-3230

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

The Registrant hereby rescinds and withdraws all disclosures contained in Item 4.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2026 (the “Prior Form 8-K”). Pending further review by the Board of Directors and management of the Registrant, the Registrant is reevaluating the disclosures, statements, representations, and actions described in Item 4.01 of the Prior Form 8-K. Accordingly, investors and other readers are advised not to rely upon the disclosures previously made under Item 4.01 of the Prior Form 8-K unless and until such disclosures are reaffirmed, amended, superseded, or replaced in a future filing with the Securities and Exchange Commission.

ITEM 5.02DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Registrant hereby rescinds and withdraws all disclosures contained in Item 5.02 of the Prior Form 8-K, including, without limitation, disclosures relating to the appointment, removal, resignation, termination, authority, or status of any officers or directors of the Registrant described therein. Pending completion of an internal review by the Board of Directors, the Registrant has determined that the disclosures contained in Item 5.02 of the Prior Form 8-K should no longer be relied upon in any respect.

ITEM 5.03AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Registrant hereby rescinds and withdraws all disclosures contained in Item 5.03 of the Prior Form 8-K. The Registrant further advises that, as a consequence of the rescission of the Prior Form 8-K and pending further Board review, the Registrant’s principal executive office address reverts to: 12 Daniel Road Fairfield, New Jersey 07004 The Registrant is further reviewing certain corporate governance matters, including prior corporate actions, amendments, filings, authorizations, and related records, and may file additional amendments, corrective disclosures, or subsequent reports with the Securities and Exchange Commission as appropriate.

ITEM 8.01OTHER EVENTS.

On May 27, 2026, the Board of Directors of the Registrant determined to rescind, withdraw, retract, and nullify in its entirety the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on May 13, 2026, including all exhibits attached thereto (the “Prior Form 8-K”). The Registrant has determined that additional review and evaluation are necessary with respect to the disclosures, statements, exhibits, actions, representations, corporate actions, governance matters, accounting matters, officer and director actions, and conclusions contained in or referenced by the Prior Form 8-K. Accordingly, the Registrant advises investors, shareholders, market participants, transfer agents, service providers, and all other readers that no reliance should be placed upon any portion of the Prior Form 8-K, including without limitation Items 4.01, 5.02, 5.03, 8.01, and 9.01 thereof, or any exhibits attached thereto, unless and until such information is subsequently reaffirmed, amended, superseded, or restated by the Registrant in a future filing with the Securities and Exchange Commission. The Board of Directors is conducting an ongoing review relating to the matters described in the Prior Form 8-K and anticipates filing one or more subsequent Current Reports on Form 8-K or other reports with the Securities and Exchange Commission, as appropriate, following completion of such review. This Current Report on Form 8-K is being filed solely to provide notice of the rescission and withdrawal of the Prior Form 8-K and should not be construed as affirming or adopting any statement, disclosure, determination, conclusion, exhibit, authorization, or characterization contained in the Prior Form 8-K.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

All exhibits attached to or incorporated by reference into the Prior Form 8-K are hereby rescinded, withdrawn, and should no longer be relied upon pending further review by the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2026	GROOVY COMPANY, INC.

By: /s/ Berge Abajian
Berge Abajian Chief Executive Officer

By: /s/ Patrick Mokros
Patrick Mokros Chief Operating Officer